UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 26, 2015
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GOOGLE INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36380	77-0493581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 24, 2015, Google Inc. (Google) announced that it had appointed Ruth M. Porat to be Google’s new Chief Financial Officer (CFO) and Senior Vice President effective May 26, 2015.
The material terms of Ruth’s offer letter, as approved by the Leadership Development and Compensation Committee (LDCC) of the Board of Directors of Google, are as follows:

•	Ruth’s annual base salary will be $650,000.

•
Google has agreed to pay Ruth a special one-time sign-on bonus of $5,000,000. (If Ruth terminates her employment with Google before the one year anniversary of her start date, then Ruth will be required to repay the special bonus, prorated for time spent at Google.)

•	Google has agreed to make the following equity grants to Ruth in the form of Google restricted stock units (GSUs):

◦
a $25 million new hire grant to be made on the first Wednesday of the calendar month following the month in which Ruth commences employment with Google (with the first $5 million vesting in December 2015 and the remaining $20 million vesting on a pro-rata quarterly basis in 2016 and 2017)

◦	a $40 million biennial grant in 2016 (scheduled to be granted in 2016 at the same time as other senior vice president biennial grants and vesting on a pro-rata quarterly basis from 2016 to 2019)

•	Google will assist Ruth with relocation-related expenses pursuant to Google’s policy with respect to the relocation of officers.
Ruth will also be eligible to participate in the compensation and benefit programs generally available to Google’s executive officers.
A copy of the offer letter is attached hereto as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The above summary of the offer letter does not purport to be complete and is subject to and qualified in its entirety by reference to the attached offer letter.

Additionally, on March 20, 2015, Google’s LDCC approved the following:

•
a change to the compensation structure for Google’s senior vice presidents resulting in (1) the elimination of annual cash bonuses beginning in 2016 (for the 2015 performance year) and the shift to a pay model that includes only an annual base salary and biennial equity grants, and (2) changing the vesting schedule of future biennial equity grants to a pro-rata quarterly vest over a 4-year period (from a 4-year cliff vest); and

•
a change to the compensation arrangements for Google’s outgoing CFO, Patrick Pichette, to pay out (on a pro-rata basis) the outstanding biennial equity grants that were scheduled to cliff vest in April 2016 and April 2018, based on the time Patrick will have served as Google’s CFO, in order to ensure that he continues performing in the role until such time as Google determines that there has been a smooth transition to the new CFO.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Offer Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOGLE INC.

Date: March 26, 2015	/s/ KENT WALKER
Kent Walker Senior Vice President and General Counsel